SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

AEROSONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue
Clearwater, Florida 33765
 (Address of principal executive offices and Zip Code)

(727) 461-3000
 (Registrant’s telephone number, including Area Code)

Not applicable
 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 15, 2010, Aerosonic Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the company’s stockholders approved two proposals.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 1, 2010.  The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1.	Election of Douglas J. Hillman as a Class III Director to serve a three year term expiring at the 2013 Annual Meeting of Stockholders.

	For	Withheld
Douglas J. Hillman	1,466,519	165,182

Proposal 2.	Ratify the appointment of Kirkland, Russ, Murphy & Tapp, P.A. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2011.

For	Against	Abstain	Broker Non-Votes

3,372,479	1,000	456	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: July 21, 2010	By:	/s/ Kevin J. Purcell
Kevin J. Purcell
Executive Vice President and Chief Financial Officer